ISSUING AND PAYING AGENCY AGREEMENT



          July 24, 1997



          First Trust of New York, National Association
          100 Wall Street, Suite 1600
          New York, New York 10005

          Attn: Corporate Trust Administration

                    Re:  Mirage Resorts, Incorporated
                         Commercial Paper Program. Series A
                         ----------------------------------
          Ladies and Gentlemen:

                    This letter (the "Agreement") sets forth the understanding between you and Mirage Resorts, Incorporated (the "Company") whereby you have agreed to act (a) as depositary for the safekeeping of certain Series A commercial paper notes of the Company which may be issued and sold in the United States commercial paper market (the "CP Notes"; such CP Notes when issued in book-entry form being hereinafter referred to as Book-Entry CP Notes" and when issued in the form of certificated promissory notes being hereinafter referred to as the "Certificated CP Notes"), (b) as issuing agent on behalf of the Company in connection with the issuance of the CP Notes, (c) as paying agent to undertake certain obligations to make payments in respect of the CP Notes and (d) as depositary to receive certain funds on behalf of the Company, as set forth herein. The aggregate principal amount of CP Notes outstanding at any time during the term of this Agreement shall not exceed $500,000,000. Hereafter, at the written request of the Company if it so elects, you will execute a Letter of Representations (the "Letter of Representations," which term shall include the Procedures referred to therein) with the Company and The Depository Trust Company ("DTC") and a Certificate Agreement (the "Certificate Agreement") with DTC which establish or will establish, among other things, the procedures to be followed by you in connection with the issuance and custody of Book-Entry CP Notes. This Agreement shall remain in effect from its date of execution until termination for all other CP Notes issued from this day forward.

                    This Agreement will govern your rights, powers and duties as such depositary, issuing agent and paying agent for the CP Notes and no implied covenants and obligations shall be read into this Agreement or any other agreement against you.

                                     EXHIBIT 10.1

                    1.   Appointment of Agent.
                         --------------------
                    The Company hereby appoints you and you hereby agree to act, on the terms and conditions specified herein and in the Letter of Representations and Certificate Agreement, as depositary issuing and paying agent for the CP Notes. The CP Notes will be sold through such commercial paper dealers and/or placement agents as the Company shall have notified you in writing from time to time (collectively, the "Dealers"). The Dealers currently are Morgan Stanley & Co. Incorporated, Credit Suisse First Boston, BancAmerica Securities, Inc. and Goldman, Sachs & Co. The Company shall notify you of the names and addresses of any additional Dealers and shall notify you of the elimination of any Dealers.

                    2.   Supply of CP Notes.
                         ------------------
                    (a) The Company will from time to time furnish to your department that handles commercial paper (the "Commercial Paper Department") located at 100 Wall Street, Suite 1600, New York, New York, an adequate supply of CP Notes, which shall be Book-Entry CP Notes and/or Certificated CP Notes, as the Company in its sole and absolute discretion considers appropriate. Certificated CP Notes shall be in substantially the form attached as Exhibit "A" to this Agreement, shall be serially numbered and shall have been executed by manual or facsimile signature of an Authorized Representative (as hereafter defined), but shall otherwise be uncompleted. Book-Entry CP Notes shall be substantially in the forms attached to the Letter of Representations and shall be represented by one or more master notes ("Master Note" or "Master Notes") which shall be executed by manual or facsimile signature by an Authorized Representative in accordance with the Letter of Representations .

                    (b) Each Certificated CP Note or Master Note delivered to you shall be accompanied by a letter from the Company identifying the Certificated CP Note or Master Note(s), as the case may be, transmitted therewith, and you shall acknowledge receipt of such Certificated CP Note(s) or Master Note(s) on the copy of such letter or pursuant to some other form of written receipt deemed appropriate by you at the time of delivery to you of such Certificated CP Note(s) or Master Note(s). Pending the issuance of Certificated CP Notes as provided in Section 4 hereof, all Certificated CP Notes and Master Note(s) delivered to you shall be held by your Commercial Paper Department for the account of the Company or DTC, as the case may be, for safekeeping in accordance with your customary practice and the requirements of the Certificate Agreement.

                    3.   Authorized Representatives.
                         --------------------------
                    (a)  With the delivery of  this Agreement, the  Company
          is furnishing to you, and from time to time thereafter may furnish to you, and shall furnish to you upon your written request, certificates ("Incumbency Certificates") of a responsible officer of the Company certifying the incumbency and specimen signatures of officers or agents of the Company authorized to execute CP Notes on behalf of the Company by manual or facsimile signature and/or to take other action hereunder on behalf of the Company (each an "Authorized Representative"); such certificate shall also specify the names of employees of Dealers, if any, who are authorized to give notices and/or issue instructions to you as provided herein (a "Dealer
          Representative"). Until you receive a subsequent incumbency certificate of the Company, you are entitled to rely on the last such certificate delivered to you for purposes of determining the Authorized Representatives and Dealer Representatives. You shall not have any responsibility to the Company to determine by whom or by what means a facsimile signature may have been affixed on the CP Notes, or to determine whether any facsimile or manual signature resembles the specimen signature(s) filed with you by a duly authorized officer of the Company. Any CP Note bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature is affixed shall be binding on the Company after the authentication thereof by you notwithstanding that such person shall have died or shall have otherwise ceased to hold his office on the date such CP Note is countersigned or delivered to you.

                    (b) Upon your receipt of this Agreement, and from time to time thereafter as you choose, you shall deliver a certificate (a "Certificate of Designation") certifying the incumbency and specimen signatures of your designated signers ("Designated Officers") who are authorized to receipt for and authenticate CP Notes, and deliver CP Notes. Until the Company shall receive a subsequent Certificate of Designation, or unless an Authorized Representative shall have received written notice from you of the lack of authority of any individual, the Company may rely on the last such Certificate of Designation delivered to it.

                    4. Completion; Authentication and Delivery of CP Notes.
                       ---------------------------------------------------
                    (a)  From  time  to  time  during  the  term  of   this
          Agreement and subject to the terms and conditions hereof, upon your receipt of written, telecopy or telex instructions or notice transmitted directly to your computers or in such manner as you then employ as your normal business practice, not later than
          12:30 p.m., New York City time, on the date of issuance of Certificated CP Notes, which shall be a day on which you are open for business (a "Business Day"), from an Authorized Representative or a Dealer Representative (in the case of instructions from an Authorized Representative, a copy of such instructions shall be sent to the Dealer Representative by said Authorized Representative) you shall withdraw the respective Certificated CP Notes from safekeeping and in accordance with the instructions so received, take the following actions in accordance with such instructions with respect to each such Certificated CP Note:

                         (i) date each such Certificated CP Note the date of issuance thereof (which shall be a Business Day) and insert the maturity date thereof (provided that the Authorized Representative or Dealer Representative shall ensure that such date is a Business Day and that it shall not be more than 270 days from the date of issue) and the face amount (provided that the Authorized Representative or the Dealer Representative shall ensure that such face amount is $250,000 or integral multiples of $1,000 in excess thereof) thereof in figures;

                         (ii) authenticate (by  countersigning)  each  such
                    Certificated CP Note in the appropriate space provided thereon; and

                         (iii) deliver in the Borough of Manhattan south of Chambers Street each such Certified CP Note to the Dealer, or the consignee, if any, designated by such Authorized Representative or Dealer Representative for the account of the Dealer against payment in immediately available funds of the principal amount of such CP Note.

                    (b) In the case of Book-Entry CP Notes, from time to time during the term of this Agreement and subject to the terms and conditions hereof, upon your receipt of written, telecopy or telex instructions or notice transmitted directly to your computers or in such a manner as you then employ as your normal business practices, not later than 1:00 p.m., New York City time on the date of issuance of Book-Entry CP Notes, which shall be a Business Day, from an Authorized Representative or a Dealer Representative (in the case of instructions from an Authorized Representative, a copy of such instructions shall be sent to the Dealer Representative by said Authorized Representative) you shall give issuance instructions for the issuance of Book-Entry CP Notes to DTC in a manner set forth in, and take other actions as are required by, the Letter of Representations and the Certificate Agreement. Instructions for the issuance of Book-Entry CP Notes shall include the following information (given in accordance with the instruction of the Authorized Representative or Dealer Representative, as the case may be) with respect to each Book-Entry CP Note:

                         (i) the date of issuance of such Book-Entry CP Note (which shall be a Business Day);

                         (ii) the maturity date of such Book-Entry CP  Note
                    (provided that the Authorized Representative or Dealer Representative shall ensure that such date is a Business Day and that it shall not be more than 270 days from the date of issue); and

                         (iii) the face amount (provided that the Authorized Representative or the Dealer Representative shall ensure that such face amount is $250,000 or integral multiples of $1,000 in excess thereof) in figures.

                    (c) You shall send a report (by telecopy or other means permitted hereunder) to the Company on a monthly basis of your issuance of CP Notes under this Section 4, including the maturity date and face amount of each CP Note issued.

                    (d) The Company understands that although you have been instructed to deliver CP Notes against payment, delivery of CP Notes will, in accordance with the custom prevailing in the commercial paper market, be made before receipt of payment in immediately available funds. Therefore, once you have delivered a CP Note to a Dealer or its agent as provided herein, the Company shall bear the risk that a Dealer or its agent fails to remit payment for the CP Note to you. You shall have no liability to the Company for any failure or inability on the part of the Dealer to make payment for CP Notes. Nothing in this Agreement shall require you to purchase any CP Note or expend your own funds for the purchase price of a CP Note or CP Notes.

                    (e) Except as may otherwise be provided in the Letter of Representations, if at any time the Company instructs you to cease issuing Certificated CP Notes and to issue only Book-Entry CP Notes, you agree that all CP Notes will be issued as Book-Entry CP Notes and that no Certificated CP Notes shall be exchanged for Book-Entry CP Notes unless and until you have received written instructions from an Authorized Representative (any such instructions from a Dealer Representative shall not be sufficient for this purpose) to the contrary.

                    (f) It is understood that you are not under any obligation to assess or review the financial condition or creditworthiness of any person to or for whose account you deliver a CP Note pursuant to instructions from an Authorized Representative or Dealer Representative or to advise the Company as to the results of any such appraisal or investigation you may have conducted on your own or of any adverse information concerning any such person that may in any way have come to your attention.

                    (g) It is understood that DTC may request the delivery of Certificated CP Notes in exchange for Book-Entry CP Notes upon the termination of DTC's services pursuant to the DTC Letter of Representations. Accordingly, upon such termination, you are authorized to complete and deliver Certificated CP Notes in partial or complete substitution for Book-Entry CP Notes of the same face amount and maturity as requested by DTC. Upon the completion or delivery of any such Certificated CP Note, you shall annotate your records regarding the Master Note with respect to such Book-Entry CP Notes to reflect a corresponding reduction in the face amount of the outstanding Book-Entry CP Notes. Your authority to so complete and deliver such Certificated CP Notes shall be irrevocable at all times from the time a Book-Entry CP Note is purchased until the indebtedness evidenced thereby is paid in full.

                    (h)  If  you shall receive written,  telecopy or  telex
          instructions (confirmed in writing in accordance with this Agreement) from the Company not to issue or deliver CP Notes, until revoked in writing or superseded by further written instructions from the Company, you shall not issue or deliver CP Notes; provided, however, that, notwithstanding contrary instructions from the Company. you shall be required to deliver CP Notes in respect of agreements for the sale of CP Notes concluded by an Authorized Representative or Dealer Representative prior to receipt by the Authorized Representative or Dealer Representative of notice of such instructions from the Company, which the Authorized Representative or Dealer Representative shall be required to confirm to you in writing prior to your delivery of the CP Notes. For purposes of the preceding provision, you may rely on written notice given or delivered to you by an Authorized Representative or Dealer Representative as to whether any particular CP Notes are to be issued in respect of such agreements concluded by such Authorized Representative or Dealer Representative, and you shall have no obligation to make any other or further investigation.

                    5.   Proceeds   of    Sale    of    the    CP    Notes.
                         -------------------------------------------------
          Contemporaneously  with  the  execution  and  delivery  of   this
          Agreement, and for the purposes of this Agreement, you will establish an account designated as the Mirage Resorts, Incorporated Note Account in the Company's name (the "Note Account"). On each day on which a Dealer or its agent receives CP Notes (whether through the facilities of DTC in the manner set forth in the Letter of Representations or by delivery in accordance with the provisions of this Agreement), all proceeds received by you in connection with such sale shall be credited in immediately available funds to the Note Account. From time to time, upon written instructions received by you from an Authorized Representative, you agree to transfer immediately available funds from the Note Account to any bank or trust company in the United States for the Company's account.


                    6.   Payment of Matured CP Notes.
                         ---------------------------
                    (a) By 1:00 p.m., New York City time, on the date that any CP Notes are scheduled to mature, there shall have been transferred to you for deposit (or otherwise be) in the Note Account immediately available funds at least equal to the amount of CP Notes maturing on such date. When any matured CP
          Note is presented to you for payment by the holder thereof (which may, in the case of Book-Entry CP Notes held by you pursuant to the Certificate Agreement, be DTC or a nominee of
          DTC), payment shall be made from and charged to the Note Account to the extent of funds available in said account.

                    (b) Each CP Note presented to you for payment at or prior to 3:00 p.m., New York City time, on any Business Day at or after the maturity date of such CP Note shall be paid by you on the same day as such presentation (or if presented after 3:00 p.m., New York City time, on any such Business Day, then on the next succeeding Business Day) to the extent of funds available in the Note Account.

                    7.   Representations and Warranties of the Company.
                         ---------------------------------------------
                    The Company hereby warrants and represents to you, and each request to issue CP Notes shall constitute the Company's continuing warranty and representation, as follows:

                    (a) This Agreement is, and all CP Notes delivered to you pursuant to this Agreement will be, duly authorized, executed and delivered by the Company.

                    (b) The issuance and delivery of the CP Notes will not violate any state or federal law and the CP Notes do not require registration under the Securities Act of 1933, as amended.

                    (c) This Agreement constitutes and the CP Notes, when completed, countersigned, and delivered pursuant hereto, will constitute, the Company's legal, valid and binding obligation, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

                    (d) The Company is a corporation validly existing under the laws of Nevada and no liquidation, dissolution, bankruptcy, windup or similar proceedings have been instituted with respect to the Company.

                    (e) The Company has, and at all relevant times has had, all necessary corporate power and authority to execute, deliver and perform this Agreement and to issue the CP Notes.

                    (f) All actions on the part of the Company which are required for the authorization of the issuance of the CP Notes and for the authorization, execution, delivery and performance of this Agreement do not require the approval or consent of any holder or trustee of any indebtedness or obligations of the Company.

                    (g) The issuance of CP Notes by the Company (i) does not and will not contravene any provision of any governmental law, regulation or rule applicable to the Company, and (ii) does not and will not conflict with, breach or contravene the provisions of any contract or other instrument binding upon the Company.

                    8.   Reliance on Instructions.
                         ------------------------
                    Except as otherwise set forth herein, you shall incur no liability to the Company in acting hereunder upon tele-phonic or other instructions contemplated hereby which you reasonably believed in good faith to have been given by an
          Authorized Representative or a Dealer Representative, as the case may be. In the event a discrepancy exists with respect to such instructions, the telephonic instructions as recorded by you will be deemed the controlling and proper instructions, unless such instructions are required by this Agreement to be in writing or have not been recorded by you as contemplated by the next sentence. It is understood that all telephonic instruc-tions shall be recorded by you, and the Company hereby consents to such recording.

                    9.   Cancellation of CP Notes.
                         ------------------------
                    You will in due course cancel Certificated CP Note(s) presented for payment and from time to time return such canceled Certificated CP Notes to the Company. After payment of any matured Book-Entry CP Note, you shall annotate your records to reflect the face amount of Book-Entry CP Notes outstanding in accordance with the Letter of Representations. Promptly upon the written request of the Company, you agree to cancel and return to the Company all unissued Certificated CP Notes in your possession at the time of such request.

                    10.  Notices; Addresses.
                         ------------------
                    (a) All communications by or on behalf of the Company or a Dealer, by telephone or otherwise, relating to the completion, delivery or payment of the CP Note(s) are to be directed to your Commercial Paper Department.

                    (b) Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing (which may be by facsimile) and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice:

                    if to the Company, at:

                         concerning the daily issuance of CP Notes:

                           Mirage Resorts, Incorporated
                           South Industrial Road
                           Las Vegas, Nevada 89109
                           Attention:  William T. Estes, Director of
                                       Investor and Lender Relations
                           Facsimile No.: (702) 792-4796
                           Telephone No.: (702)792-4844
                         concerning all other matters:

                           Mirage Resorts, Incorporated
                           Las Vegas Boulevard South
                           Las Vegas, Nevada 89109
                           Attention: General Counsel
                           Facsimile No.: (702) 791-5787
                           Telephone No.: (702) 791-7129

                    if to you at:

                         concerning the daily issuance of CP Notes:

                           First Trust of New York, National Association 100 Wall Street, Suite 1600
                           New York, New York 10005
                           Attention: Corporate Trust Administration
                           Facsimile No.: (212)809-5459
                           Telephone No.: (212) 361-2458

                         concerning all other matters:

                           First Trust of New York, National Association l00 Wall Street, Suite 1600
                           New York, New York 10005
                           Attention: Steven E. Haas
                           Facsimile No.: (212)809-5459
                           Telephone No.: (212) 361-2458

                    (c) In any case where it is provided in this Agreement that a copy of any instruction, demand or other notice is to be delivered to a Dealer, such copy shall be delivered to the Dealer at the address set forth below by the same means as the original thereof shall have been given, provided that the failure of such copy to be given to any Dealer shall not invalidate or adversely affect the original thereof:

                           Dealers:

                              Morgan Stanley & Co. Incorporated
                              1585 Broadway, 2nd Floor
                              New York, New York 10036
                              Attention: Janice Murray
                              Facsimile No.: (212) 761-0780
                              Telephone No.: (212) 761-1123

                              Credit Suisse First Boston Corporation
                              11 Madison Avenue
                              New York, New York 10010
                              Attention: Helena M. Willner
                              Facsimile No.: (212) 325-8183
                              Telephone No.: (212) 325-7198

                              BancAmerica Securities, Inc.
                              555 California Street, 12th Floor
                              San Francisco, California 94104
                              Attention: Christopher Piron
                              Facsimile No.: (415) 622-3429
                              Telephone No.: (415) 622-5298

                              Goldman, Sachs & Co.
                              85 Broad Street
                              New York, New York 10004
                              Attention: David S. Keller
                              Facsimile No.: (212) 902-0683
                              Telephone No.: (212)902-3693

          Notices shall be deemed delivered when received at the address specified above. For purposes of this Section 10, "when received" shall mean actual receipt (i) of an electronic communication by a telex machine, telecopier or issuance system specified in or pursuant to this Agreement; or (ii) of an oral communication by the person specified in or pursuant to this Agreement; or (iii) of a written communication hand-delivered at the office specified in or pursuant to this Agreement.

                    11.  Liability.
                         ---------
                    Neither you nor your officers, employees or agents shall be liable for any act or omission hereunder, except in the case of gross negligence or willful misconduct as described in Section 12 herein. Your duties and obligations and those of your officers and employees shall be determined by the express provisions of this Agreement, the Letter of Representations and the Certificate Agreement (including the documents referred to therein), and you and your officers, employees and agents shall be responsible for the performance of only such duties and obligations as are specifically set forth herein and therein, and no implied covenants shall be read into any such document against you or your officers, employees or agents. Neither you nor your officers, employees or agents shall be required to ascertain whether any issuance or sale of CP Note(s) (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which the Company is a party (whether or not you are a party to such other agreement).

                    12.  Indemnity.
                         ---------
                    The Company hereby agrees to indemnify and hold you, your employees and any of your of officers and agents harmless from and against, and you shall not be liable for, any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses of any nature (including, without limitation, interest and reasonable attorneys' fees, expenses, and the allocable costs of in-house legal services) arising out of or resulting from the exercise of your rights and/or the performance of your duties (or those of your agents and employees) hereunder; provided, however, that the Company shall not be liable to indemnify or pay you with respect to any loss, liability, action, suit, judgment, demand, damage, cost or expense that results from or is attributable to your gross negligence or willful misconduct or that of your officers or employees. The foregoing indemnity includes, but is not limited to, any action taken or omitted to be taken by you upon telex, telephonic or other electronically transmitted instructions (authorized herein) received by you from, or believed by you in good faith to have been given by, the proper person or persons. The provisions of this Section 12 shall survive (i) your resignation or removal hereunder and (ii) the termination of this Agreement.

                    13.  Termination.
                         -----------
                    (a)  This Agreement may  be terminated at  any time  by
          either you or the Company by 30 days' prior written notice to the other, provided that you agree to continue acting as issuing and paying agent hereunder until such time as your successor has been selected and has entered into an agreement with the Company to that effect. Such termination shall not affect the respective liabilities of the parties hereunder arising prior to such termination. The Issuing and Paying Agency Agreement between the Company, THE MIRAGE CASINO-HOTEL, Treasure Island Corp.. Bellagio, GNLV, CORP. and MH, INC., as issuers, on the one hand, and you, as successor issuing and paying agent, on the other hand, dated November 13. 1995 (the "Prior Agreement"), shall terminate upon the payment of all CP Notes (as defined in the Prior Agreement) outstanding upon execution of this Agreement by the Company and you, except that the provisions of Section 12 of the Prior Agreement shall survive such termination. Following execution of this Agreement by the Company and you, no CP Notes (as defined in the Prior Agreement) shall be issued under the Prior Agreement.

                    (b) If no successor has been appointed within 30 days, you shall have the right to petition a court of competent jurisdiction for the appointment of a successor issuing and paying agent. You shall be reimbursed for any and all reasonable expenses in connection with any such petition and appointment.

                    (c) Subject to the terms of Section 9, on the Business Day following the date of termination of this Agreement, you shall destroy all Certificated CP Notes in your possession and shall transfer to the Company all funds, if any, then on deposit in the Note Account. You shall promptly notify the Company of all Certificated CP Notes so destroyed.

                    14.  Amendments and Modifications.
                         ----------------------------
                    No amendment, modification or waiver of any provision of this Agreement, nor any consent to any departure by either party from any provision hereof binding upon such party, shall be effective unless the same shall be in writing and signed by the other party hereto.

                    15.  Binding Effect; Assignment.
                         --------------------------
                    This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, including successors by merger, and assigns; provided, however, that no party hereto may assign any of its rights or obligations hereunder, except with the prior written consent of the other party hereto.

                    16.  GOVERNING LAW.
                         -------------
                    (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK.

                    (b) Each party irrevocably and unconditionally submits to the exclusive jurisdiction of the United States Federal courts located in the Borough of Manhattan and the courts of the State of New York located in the Borough of Manhattan.

                    17.  Execution in Counterparts.
                         -------------------------
                    This Agreement may be executed in any number of counterparts; each counterpart, when so executed and delivered, shall be deemed to be an original; and all of which counterparts, taken together, shall constitute one and the same agreement.

                    18.  Headings.
                         --------
                    Section headings used in this Agreement are for con-venience of reference only and shall not affect the construction or interpretation of this Agreement.

                    19.  Compensation and Expenses.
                         -------------------------
                    The Company shall pay you from time to time following the execution of this Agreement compensation for all services rendered by you hereunder as agreed upon by the Company. To the extent not inconsistent with such agreement, the Company shall reimburse you upon your request for all reasonable expenses, disbursements and advances incurred or made by you in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of your agents, counsel and allocated costs of in-house counsel) except any expense or disbursement attributable to your gross negligence or willful misconduct.

                    20.  Miscellaneous.
                         -------------
                    (a) No provision of this Agreement shall require you to risk your own funds or otherwise incur any financial liability in the performance of any of your duties hereunder or in the exercise of any of your rights and powers hereunder.

                    (b) You may consult with legal counsel, and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by you, in the absence of bad faith, gross negligence or willful misconduct on your part, in reliance on such advice or opinion.

                    (c) You make no representation as to, and shall have no responsibility for, the correctness of any statement made by or on behalf of the Company contained in, or the validity or sufficiency of, this Agreement or any documents or instruments referred to in this Agreement (with respect to the Company) or as to or for the validity or collectibility of any obligation of the Company contemplated by this Agreement. You shall not be accountable for the use or application by any person of disbursements properly made by you in conformity with the provisions of this Agreement.

                    (d) You may rely and shall be protected in acting upon any document or writing presented to you hereunder and reasonably believed by you to be genuine and to have been signed and presented by an authorized person or persons.

                    If the foregoing is acceptable to you, please indicate your agreement therewith by signing one or more counterparts of this Agreement in the space provided below, and returning such signed counterpart(s) to the Company, whereupon this letter, when signed by you and the Company, will become a binding agreement between us.


          MIRAGE RESORTS, INCORPORATED


          By:    DANIEL R. LEE
                 -----------------------
                 Daniel R. Lee
                 Chief Financial Officer


          Agreed to and Accepted this 24th day of July, 1997.


          FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION as Issuing and Paying Agent


          By:    STEVEN E. HAAS
                 -----------------------
          Name:  Steven E. Haas
          Title: Trust Officer